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                                                                    EXHIBIT 10.1


                               LICENSE AGREEMENT

            THIS AGREEMENT is made as of the 30th day of April, 1996.

     BETWEEN:

                    NSA INTERNATIONAL, INC., a body corporate duly incorporated pursuant to the laws of Tennessee, one of the United States of America, and having its head office and principal place of business at 4260 East Raines Road, Memphis, Tennessee, USA 38115

                    (herein referred to as the "Licensor")

                                                            OF THE FIRST PART

                    -and-

                    NATIONAL SAFETY ASSOCIATES OF CANADA INC., a corporation duly incorporated pursuant to the laws of Ontario and having its head office and principal office and place of business at 2785 Skymark Avenue, Mississauga, Ontario, Canada L4W 4Y3

                    (herein referred to as the "Licensee")

                                                           OF THE SECOND PART

     WHEREAS:

     A. The Licensor is owner of the Trade-marks, as defined herein, in Canada, and has carried on, directly or indirectly, the distribution of the Products, as defined herein, in Canada.


     B. The Licensee wishes to continue to distribute the Products and use the Trade-marks in Canada, and has appointed the Licensee as the distributor of the Products pursuant to the Distribution Agreement, as defined herein, and the Licensor is willing to license the Licensee to use the Trade-marks in Canada, on the terms and conditions set out in this Agreement.

               NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the sum of $10.00, the mutual promises, covenants and

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     conditions set out in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:


                                   ARTICLE 1

                                  DEFINITIONS

     1.1  DEFINITIONS

     Wherever used in this Agreement, the following words, phrases and expressions, unless there is something in the context inconsistent therewith, will have the following meanings:

          (a) "Agreement" means this Agreement including, without limitation, any schedules which shall be attached to and are hereby deemed to form a part of this Agreement;

          (b) "Confidential Information" means any and all information, including, without limitation, Technical Information, that is not generally known to the public or by the Licensor's competitors which is valuable to the Licensor or gives it an advantage over its competitors, including, by way of example only, information relating to:

               (i) the Licensor's operational procedures, methods, processes and techniques;

               (ii) any ideas, inventions, discoveries, improvements, services, products, formulae, apparatus, equipment, cost data, research or development relating to the Products (as hereinafter defined) or otherwise relating to the Licensor's business including, without limitation, information relating to the Licensor's computer software system; or

               (iii) the prices, users, suppliers or customers of the Licensor's products or services;

          (c) "Distribution Agreement" means the distribution agreement between the Licensee and the Licensor as of the date hereof;

          (d)  "Products" includes each of the following:

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               (i)       those products specifically listed in Schedule "B"
                         hereto, and as amended from time to time, and any and all improvements to such products which may occur or be developed during the term of this Agreement, whether developed by the Licensor or the Licensee;

               (ii) any and all products which embody or employ any of the Licensor's Technical Information;

               (iii) the materials and component parts of the products identified in subparagraphs (i) and (ii) hereof;

               (iv) the by-products of any such products, materials or component parts, whether or not such by-products are used or usable in any other products; and

               (v) all products which are manufactured, assembled, sold or otherwise disposed of by the Licensor as a direct or indirect result of the Licensor's providing the Licensee with Confidential Information or Technical Information;

          (e) "Technical Information" means any information, whether confidential or otherwise, which is applicable to or useful in the demonstration, testing, inspection, use, operation, maintenance or repair of the Products including, by way of example only, engineering drawings, electrical, electronics or other schematics, specifications, equipment and parts lists, test procedures and operating, maintenance and repair procedures and instruction;

          (f) "Territory" means Canada and each and every province and territory thereof; and

          (g) "Trade-marks" means the trade-marks set out in Schedule "A" hereto.


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                                   ARTICLE 2

                                GRANT OF LICENSE

     2.1  LICENSE GRANT

     The Licensor hereby grants to the Licensee a limited, non-transferable, exclusive license to use the Trade-marks in association with the advertisement, promotion and sale and other distribution of the Products in the Territory, subject to the terms and conditions of this Agreement.

     2.2  EXCLUSIVE RIGHTS

     The Licensor agrees that it shall not sell Products under the NSA trade name or trade-mark or any other trade name or trade-mark to any other person, firm or body corporate in the Territory during the term of this Agreement.



                                   ARTICLE 3

                           ACKNOWLEDGEMENT OF RIGHTS

     3.1  ACKNOWLEDGEMENT

     The Licensee acknowledges and agrees that the Trade-marks are the property of the Licensor and agrees that it will not, directly or indirectly, do or cause to be done any act which may in any way jeopardize or adversely affect the title of the Licensor in the Trade-marks or the validity of any registration or pending application therefor, or any rights of the Licensor in the Trade-marks, and the Licensee agrees that it will, without charge to the Licensor, do all things and execute all documents that may at any time be necessary or desirable to ensure the title of the Licensor in the Trade-marks or the validity of any registration or pending application therefor.

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                                   ARTICLE 4

                               USE OF TRADE-MARKS

     4.1  PERMITTED USE

     The Licensee shall use the Trade-marks only in advertising, pamphlets, brochures and other promotional materials (herein collectively referred to as the "Material") and in the sale, lease or other distribution of Products.

     4.2  CONDITION OF USE

     The Licensee shall, when using the Trade-marks, indicate clearly that they are the Trade-marks of the Licensor and they are being used by the Licensee with permission of the Licensor and shall further comply with all reasonable guidelines on trade-mark use issued from time to time by the Licensor. The Licensee undertakes to strictly comply with all laws and regulations pertaining to trade-marks and marking, advertising, marketing, packaging and labelling in force from time to time in the Territory.

     4.3  CONFUSING MARKS

     The Licensee shall not use any words, symbols, logos, marks, names or designs in connection with the Trade-marks, except with the prior written consent of the Licensor. Any such consent by the Licensor shall be deemed to require the Licensee to indicate clearly that the Trade-marks are trade-marks of the Licensor and used with its permission, and that the other words, symbols, logos, marks, names or designs are trade-marks of their respective owner or owners.

     4.4  CORPORATE NAME

     Immediately upon the expiration or sooner termination of this Agreement, the Licensee may no longer use the Trade-marks National Safety Associates or NSA in its corporate name and shall forthwith take all necessary corporate steps (including, without limitation, the filing of articles of amendment) to change its corporate name accordingly. Subject to section 10.3 hereof, the Licensee may use the business name and trading style of NSA or NSA Canada if, at the same time, it clearly indicates its corporate name. If required by law to register the business name and trading style of NSA or NSA Canada in any jurisdiction in the Territory, the Licensee shall, at its own expense, take such steps as are necessary, and shall on any application identify the Licensor as the owner of the Trade-marks, NSA and NSA Canada. The Licensee specifically acknowledges that it shall not, during the term of this Agreement or thereafter, use any trade-mark or any part thereof in its

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     corporate name or any business name or trading style other than as provided in this section.



                                   ARTICLE 5

                                   STANDARDS

     5.1  STANDARDS

     The Licensee shall advertise and promote the Products and carry out all obligations regarding the Products pursuant to the Distribution Agreement in strict compliance with all laws and regulations, in force from time to time in the Territory and shall further meet the higher of:

          (a) the standard of quality previously established in the Territory by National Safety Associates Ltd.; and

          (b) standards of quality specified in writing by the Licensor in the Distribution Agreement.



                                   ARTICLE 6

                                   INSPECTION


     6.1  INSPECTION

     The Licensee shall permit the Licensor or its authorized representatives and agents to inspect any aspect of the Licensee's use of the Trade-marks in association with the Products at the premises of Licensee at all reasonable times.

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                                   ARTICLE 7

                                   ROYALTIES

     7.1  ROYALTY FREE

     Except as otherwise provided in the Distribution Agreement, the Licensee shall not be required to pay to the Licensor any royalty on sales of all or any part of the Products.



                                   ARTICLE 8

                                  INFRINGEMENT

     8.1  INFRINGEMENT

     The Licensee shall promptly notify the Licensor of any and all infringements or other misuse of the Trade-marks which comes to its attention. The Licensor may, in its own discretion, take such action as it deems appropriate to prevent such infringement, and the Licensee shall provide reasonable assistance to the Licensor in respect of such action. Nothing in this Agreement in any way modifies the rights and obligations of the parties respecting the protection of trade-marks, trade names or copyrights as sent out in the Distribution Agreement.

     8.2  PROTECTION OF TRADE-MARK RIGHTS

     The Licensor shall, at its own cost and expense, protect and defend its ownership of the Trade-marks against all claims, liens, legal processes of creditors and misappropriations by third parties and keep the same free and clear from all such claims, liens, processes and misappropriations. Notwithstanding the above, the Licensee may, in its sole discretion, participate in any such protection or defence in any capacity it feels is appropriate.

     8.3  NO WARRANTY

     The Licensor does not warrant that the Trade-marks do not infringe upon the trade-mark or other rights of any third party.


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                                   ARTICLE 9

                                   INDEMNITY


     9.1  INDEMNITY

     The Licensee shall indemnify and hold harmless the Licensor from and against any and all liability, loss, damage, cost or expense (including, without limitation, court costs, litigation expenses and legal fees) arising out of a breach of any term or condition of the license contained in this Agreement.



                                   ARTICLE 10

                              TERM AND TERMINATION

     10.1 TERM

     The term of this Agreement will take effect on the date of this Agreement and will terminate upon the termination of the Distribution Agreement unless sooner terminated pursuant to the terms of this Agreement.

     10.2 TERMINATION UPON DEFAULT

     The Licensor will be entitled to terminate this Agreement immediately upon the occurrence of any of the following events:

          (a) the Licensee defaults in observing or performing any of its obligations hereunder and fails to correct the default within 60 days after receiving a written demand from the Licensor to correct the default; or

          (b) if the Licensee commits an act of bankruptcy, makes an assignment for the benefit of creditors, if a receiver or receiver manager is appointed for the Licensee or over any of the assets, if any proceeding in bankruptcy, receivership, winding-up or liquidation is initiated in respect of the Licensee, or if the Licensee ceases to carry on business.

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     10.3 OBLIGATION UPON TERMINATION

     Upon termination of the Agreement, the Licensee will immediately apply to cancel all business name and trading style registrations for NSA and NSA Canada and provide the Licensor with proof of all such applications.


                                   ARTICLE 11

                               GENERAL PROVISIONS

     11.1 FORCE MAJEURE

     Each of the parties hereto shall be excused from any act, omission or obligation to perform hereunder when such failure or default is caused by an Act of God, fire, strikes, war, riot, insurrection, boycott, acts of public authorities, delays or defaults caused by public carriers, inability to obtain raw or other materials or other causes, whether similar or dissimilar, beyond its reasonable control.


     11.2 ASSIGNMENT

     The Licensee will not assign, sub-license or grant any interest in the Trade-marks or the use of same or any of its rights under this Agreement to any person or entity without first obtaining the written consent of the Licensor.

     11.3 APPLICABLE LAW

     This Agreement will be governed by and construed in accordance with the local domestic laws of the Province of Ontario and the federal laws of Canada applicable therein, and the parties hereby irrevocably submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

     11.4 NOTICES

     All notices and other communications that the parties give each other in connection with this Agreement will be in writing and will be delivered or sent by facsimile transmission and, if delivered, will be sent to the address of the recipient as set forth on the first page of this Agreement, or to such other address as may hereafter be specified by notice given in accordance with the provisions of this section.

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     Any notice given hereunder will be deemed to be received, if delivered, on the date of actual delivery or, if sent by facsimile transmission, upon transmission and confirmation of receipt of transmission.

     11.5 BINDING EFFECT

     Subject to section 11.2 hereof, this Agreement will be binding upon and will ensure to the benefit of the parties hereto and their respective successors and permitted assigns.

     11.6 RELATIONSHIP

     Neither party hereto shall have any authority to create or assume in the other party's name or on its behalf any obligation, express or implied, or to act or purport to act as the other party's agent or legally empowered representative for any purpose whatsoever. Neither party shall be liable to any third party in any way for any engagement, obligation, commitment, contract, representation or transaction or for any negligent act or omission to act of the other party except as expressly provided for in this Agreement.

     11.7 ENTIRE AGREEMENT

     This Agreement, including all schedules attached hereto, constitutes the entire understanding between the parties hereto and supersedes and cancels any and all previous contracts or agreements between the parties relating to the Trade-marks. This Agreement may not be altered, amended or modified except by a written instrument executed by a duly authorized officer of each party hereto. This Agreement shall become binding only after the same is executed by a duly authorized officer of each party hereto.


               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first above written.


                                   NSA INTERNATIONAL, INC.


                                   Per:  /s/ Stan C. Tack          c/s
                                         ---------------------------

                                   Name:       Stan C. Tack
                                         ---------------------------

                                   Title:      Asst. Treas.
                                         ---------------------------

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                                   NATIONAL SAFETY ASSOCIATES OF
                                   CANADA INC.


                                   Per:     /s/ G. Paul Stewart     c/s
                                         ---------------------------

                                   Name:      G. Paul Stewart
                                         ---------------------------

                                   Title:         President
                                         ---------------------------







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                                  SCHEDULE "A"

                             (LIST OF TRADE-MARKS)


     ===========================================================================
     APPLICATION         REGISTRATION        DESCRIPTION         EXPIRY DATE
     NUMBER              NUMBER

     ---------------------------------------------------------------------------
     619,775             362 360             NSA                 November 3,
                                                                 2004
     ---------------------------------------------------------------------------
     698,246             430 598             NSA                 July 22, 2009
     ===========================================================================